                                                    Prospectus dated May 1, 2009
                                                   as supplemented May 22, 2009;
                                                                  July 27, 2009;
                  (JOHN HANCOCK ANNUITIES LOGO)                November 9, 2009;
                                                              November 16, 2009;
                                                            and December 7, 2009



                Venture(R) Opportunity A Share Variable Annuity


This Prospectus describes interests in VENTURE(R) OPPORTUNITY A SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Opportunity A Share Variable Annuity Contract for the name of your issuing Company.


VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a DCA Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio:


CAPITAL RESEARCH AND MANAGEMENT COMPANY
(Adviser to the American Fund Insurance Series)
   American Asset Allocation Trust
   American Blue Chip Income and Growth Trust
   American Bond Trust
   American Global Growth Trust
   American Global Small Capitalization Trust
   American Growth Trust
   American Growth-Income Trust
   American High-Income Bond Trust
   American International Trust
   American New World Trust
DAVIS SELECTED ADVISERS, L.P.
   Fundamental Value Trust
DECLARATION MANAGEMENT RESEARCH LLC
   Total Bond Market Trust A
DIMENSIONAL FUND ADVISORS LP
   International Small Company Trust
FRANKLIN MUTUAL ADVISORS LLC
   Mutual Shares Trust
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust
LORD, ABBETT & CO. LLC
   All Cap Value Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
   LIMITED
   500 Index Trust
   American Fundamental Holdings Trust
   Core Allocation Trust
   Core Balanced Trust
   Core Fundamental Holdings Trust
   Core Global Diversification Trust
   Franklin Templeton Founding Allocation Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Mid Cap Index Trust
   Money Market Trust
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust
   Total Return Trust
T. ROWE PRICE ASSOCIATES, INC.
   Balanced Trust
   Mid Value Trust
TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust
   International Value Trust(1)
VAN KAMPEN(2)
   Value Trust
WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust
   Investment Quality Bond Trust
   Mid Cap Stock Trust
   Small Cap Growth Trust
   Small Cap Value Trust


(1) Templeton Global Advisors Limited is sub-subadviser to the International Value Trust under an agreement with Templeton Investment Counsel, LLC.

(2)   Morgan Stanley Investment Management, Inc. doing business as Van Kampen.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC").

Venture Opportunity A Share 2009

NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                      JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
JOHN HANCOCK ANNUITIES SERVICE CENTER  MAILING ADDRESS            JOHN HANCOCK ANNUITIES SERVICE CENTER  MAILING ADDRESS
164 Corporate Drive                    Post Office Box 9505       164  Corporate Drive                   Post Office Box 9506
Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9505  Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9506
(800) 344-1029                         www.jhannuities.com        (800) 551-2078                         www.jhannuitiesnewyork.com

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS...........................................................................     1
II. OVERVIEW...........................................................................................     5
III. FEE TABLES........................................................................................    10
    EXAMPLES...........................................................................................    12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS.............................    16
    THE COMPANIES......................................................................................    16
    THE SEPARATE ACCOUNTS..............................................................................    17
    THE PORTFOLIOS.....................................................................................    17
    VOTING INTEREST....................................................................................    25
V. DESCRIPTION OF THE CONTRACT.........................................................................    26
    ELIGIBLE PLANS.....................................................................................    26
    ACCUMULATION PERIOD PROVISIONS.....................................................................    26
       Purchase Payments...............................................................................    26
       Accumulation Units..............................................................................    27
       Value of Accumulation Units.....................................................................    27
       Net Investment Factor...........................................................................    27
       Transfers Among Investment Options..............................................................    28
       Maximum Number of Investment Options............................................................    29
       Telephone and Electronic Transactions...........................................................    29
       Special Transfer Services - Dollar Cost Averaging...............................................    29
       Special Transfer Services - Asset Rebalancing Program...........................................    30
       Withdrawals.....................................................................................    30
       Signature Guarantee Requirements for Surrenders and Partial Withdrawals.........................    31
       Special Withdrawal Services - The Systematic Withdrawal Program.................................    31
       Special Withdrawal Services - The Income Made Easy Program......................................    31
       Death Benefit During Accumulation Period........................................................    32
    PAY-OUT PERIOD PROVISIONS..........................................................................    34
       General.........................................................................................    34
       Annuity Options.................................................................................    34
       Determination of Amount of the First Variable Annuity Payment...................................    37
       Annuity Units and the Determination of Subsequent Variable Annuity Payments.....................    37
       Transfers During Pay-out Period.................................................................    37
       Death Benefit During Pay-out Period.............................................................    38
    OTHER CONTRACT PROVISIONS..........................................................................    38
       Right to Review.................................................................................    38
       Ownership.......................................................................................    38
       Annuitant.......................................................................................    39
       Beneficiary.....................................................................................    39
       Spouse..........................................................................................    39
       Modification....................................................................................    39
       Our Approval....................................................................................    39
       Misstatement and Proof of Age, Sex or Survival..................................................    40
       Loans...........................................................................................    40
VI. OPTIONAL BENEFITS..................................................................................    41
    OVERVIEW...........................................................................................    41
    FEATURES OF THE INCOME PLUS FOR LIFE 5.09 SERIES RIDERS............................................    41
       Covered Person(s)...............................................................................    41
       Availability of Income Plus For Life 5.09 Series Riders.........................................    42
       Rider Fees......................................................................................    42
       Benefit Base....................................................................................    42
       Benefit Rate....................................................................................    43
       Lifetime Income Amount..........................................................................    43
       Lifetime Income Date............................................................................    43
       Restrictions on Additional Purchase Payments....................................................    44
       Restrictions on Investment Options Under Income Plus For Life 5.09 Series Riders................    44
       Increases in Guaranteed Amounts.................................................................    46
       Withdrawals, Distributions and Settlements......................................................    49
       Additional Annuity Options......................................................................    53
       Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments..................    53
       Impact of Death Benefits........................................................................    53
       Tax Considerations..............................................................................    55
       Termination of Rider............................................................................    55
    ANNUAL STEP-UP DEATH BENEFIT.......................................................................    56
       Rider Benefit...................................................................................    56
       Termination of the Optional Annual Step-Up Death Benefit........................................    56
       Annual Step-Up Death Benefit Fee................................................................    56
       Qualified Plans.................................................................................    56
VII. CHARGES AND DEDUCTIONS............................................................................    57
    FRONT-END SALES CHARGES............................................................................    57
    WITHDRAWAL CHARGES.................................................................................    58
    ANNUAL CONTRACT FEE................................................................................    59
    ASSET-BASED CHARGES................................................................................    59
       Daily Administration Fee........................................................................    59
       Mortality and Expense Risks Fee.................................................................    59
    REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.................................................    59
    PREMIUM TAXES......................................................................................    60
VIII. FEDERAL TAX MATTERS..............................................................................    61
    INTRODUCTION.......................................................................................    61
    OUR TAX STATUS.....................................................................................    61
    SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS.......................................................    61
    NONQUALIFIED CONTRACTS.............................................................................    62
       Exchanges of Annuity Contracts..................................................................    62
       Undistributed Gains.............................................................................    62
       Taxation of Annuity Payments....................................................................    62
       Surrenders, Withdrawals and Death Benefits......................................................    63
       Taxation of Death Benefit Proceeds..............................................................    63
       Penalty Tax on Premature Distributions..........................................................    63
       Diversification Requirements....................................................................    64
    QUALIFIED CONTRACTS................................................................................    64
       Required Minimum Distributions..................................................................    64
       Penalty Tax on Premature Distributions..........................................................    66
       Rollovers and Transfers.........................................................................    66
       Withholding on Rollover Distributions...........................................................    66
       Conversions and Rollovers to Roth IRAs..........................................................    67
    SEE YOUR OWN TAX ADVISOR...........................................................................    67
IX. GENERAL MATTERS....................................................................................    68
    DISTRIBUTION OF CONTRACTS..........................................................................    68
       Standard Compensation...........................................................................    68
       Revenue Sharing and Additional Compensation.....................................................    68
       Differential Compensation.......................................................................    69
    CONFIRMATION STATEMENTS............................................................................    69
    REINSURANCE ARRANGEMENTS...........................................................................    69
    STATEMENTS OF ADDITIONAL INFORMATION...............................................................    69
       Financial Statements............................................................................    70
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGES..............................................   A-1
APPENDIX B: QUALIFIED PLAN TYPES.......................................................................   B-1
APPENDIX C: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS....................   C-1
APPENDIX D: INFORMATION ABOUT INCOME PLUS FOR LIFE 2.08 SERIES RIDERS AVAILABLE PRIOR TO MAY 4, 2009...   D-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES.........................................................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base to reflect any Additional Purchase Payments we applied to the Benefit Base during the Contract Year prior to a Contract Anniversary. See "VI. Optional Benefits - Rider Fees."

AGE 65 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe The Contract Anniversary on, or next following, the date the oldest Owner attains age 95.

ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. The Anniversary Value equals your Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

      a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

      b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

(See "VI. Optional Benefits - Annual Step-Up Death Benefit.")

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.


ASSOCIATED ACCOUNTS: For Contracts purchased before November 9, 2009, the sources of your assets that are used (in states where permitted; not available in New York) to determine your Cumulative Value and applicable front-end sales charge. Associated Accounts include your Variable Annuity Contracts issued by us through your financial adviser's broker-dealer that are currently in the accumulation phase and certain additional contracts or accounts identified by your financial adviser's broker-dealer. Contracts purchased on or after November 9, 2009 do not have Associated Accounts.


BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to "VI. Optional Benefits" for more details.

BENEFIT RATE means a rate we use to determine a guaranteed amount under an optional guaranteed minimum withdrawal benefit Rider.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See "Full Surrenders During the Pay-out Period" in "V. Description of the Contract - Pay-Out Period Provisions."

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to "VI. Optional Benefits" for more details.

CREDIT: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the "Bonus" or "Target Amount" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.

CREDIT PERIOD: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as a "Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.

CREDIT RATE is the rate we use to determine a Credit, if any, under our optional guaranteed minimum withdrawal benefit Riders.

EXCESS WITHDRAWAL: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. Please refer to "VI. Optional Benefits" for more details.


CUMULATIVE VALUE: This is the amount we use to determine your applicable front-end sales charge. For Contracts purchased on or after November 9, 2009, Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York).


DCA FIXED INVESTMENT OPTION: An Investment Option, held in the Company's general account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.


INCOME PLUS FOR LIFE 5.09 SERIES RIDERS: Both Income Plus For Life 5.09 Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09.



INCOME PLUS FOR LIFE 2.08 SERIES RIDERS: Both Income Plus For Life 2.08 Riders - i.e., Income Plus For Life 2.08 and Income Plus For Life - Joint Life 2.08.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to "VI. Optional Benefits" for more details.

LIFETIME INCOME DATE: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to "VI. Optional Benefits" for more details.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NET PURCHASE PAYMENT: A Purchase Payment less any applicable front-end sales charge and premium tax.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract. Purchase Payment (as opposed to "Net Purchase Payment") is the gross payment amount, and does not reflect reductions for any applicable front-end sales charge or premium tax.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A term used with our guaranteed minimum withdrawal benefit Riders that means a reduction of the Benefit Base if you take Excess Withdrawals.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to "VI. Optional Benefits" for more details.

STEP-UP: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to "VI. Optional Benefits" for more details.

STEP-UP DATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any Withdrawal Amounts that have been taken to date.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.


Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in the Prospectus.


WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For an additional fee, you may elect an optional death benefit called the "Annual Step-Up Death Benefit." The Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under "VI. Optional Benefits."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFITS, AND GUARANTEED FEES.

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period will be variable and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.

TYPE OF        MINIMUM INITIAL     MINIMUM ADDITIONAL
CONTRACT       PURCHASE PAYMENT     PURCHASE PAYMENT
Nonqualified   $          5,000    $             30
 Qualified     $          2,000    $             30

Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Restrictions on Additional Purchase Payments" in "VI. Optional Benefits."

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has a front-end sales charge, which we deduct from your Purchase Payment before it is invested in your allocated Investment Options. The amount of the sales charge varies, as described in the section "VII. Charges & Deductions - Front-End Sales Charges." To ensure that you are charged the lowest sales charge for which you qualify, be sure to send your Purchase Payments for this Contract through your broker-dealer.

Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

WHAT ARE MY INVESTMENT CHOICES?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options, other than to Portfolios with balanced and diversified investment strategies (see "Portfolio Investment Objectives and Strategies" on page 18), should not be considered a diversified investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your broker-dealer.


Your investment option choices may be limited if you purchase a guarantee minimum withdrawal benefit Rider. See "Restrictions on Investment Options Under Income Plus For Life 5.09 Series Riders" in "VI. Optional Benefits."


HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF NET PURCHASE PAYMENTS. You designate how your Net Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Net Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among

Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in " V. Description of the Contract - Transfers During Pay-out Period."

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If the Withdrawal Amount would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders

Each of our optional guaranteed minimum withdrawal benefit Riders guarantees that you will be able to make withdrawals in an amount and over a period of time specified in your Rider, regardless of your Contract's investment performance. For more details, see "VI. Optional Benefits." The guaranteed minimum withdrawal benefit Riders offered under the Contract are:


      -     Income Plus For Life 5.09, or



      -     Income Plus For Life - Joint Life 5.09.



We use the term "INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 5.09 Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09. We use the term "INCOME PLUS FOR LIFE 2.08 SERIES RIDERS" to refer to the Income Plus For Life 2.08 and Income Plus For Life - Joint Life 2.08 Riders that were available for purchase prior to May 4, 2009. Please see Appendix D: "Information about Income Plus For Life 2.08 Series Riders Available Prior to May 4, 2009" for details about these Riders. We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" to refer to all four Riders.



You may elect to purchase one of the Income Plus For Life 5.09 Series Riders if it is available in your state. The Riders are not available to new Beneficiary IRAs (see "Availability of Income Plus For Life 5.09 Series Riders" in "VI. Optional Benefits"). You may only elect one guaranteed minimum withdrawal benefit Rider. Either you, or the older of you and your spouse in the case of the Income Plus For Life - Joint Life 5.09 Rider, must be under age 81 to purchase a Rider.



We designed the Income Plus For Life 5.09 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting our Income Plus For Life - Joint Life 5.09 Rider.



Under either of our Income Plus For Life 5.09 Series Riders, you choose how much Contract Value to withdraw at any time. We may reset the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual Withdrawal Amounts:


      - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or

      - exceed the Benefit Rate multiplied by the Benefit Base at the prior Contract Anniversary, increased by any Additional Purchase Payments, before the Lifetime Income Date.

YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWAL AMOUNTS EXCEED THE LIMITS SPECIFIED IN THE INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. WE MAY RESET THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWAL AMOUNTS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING BENEFIT BASE TO ZERO (SEE "I. GLOSSARY OF SPECIAL TERMS" AND "VI. OPTIONAL BENEFITS").



For the Income Plus For Life 5.09 Series Riders, the initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). We will increase the Benefit Base by a Credit (we may also refer to this as a "Deferral Credit" or "Bonus") that varies by Rider, if you choose not to make any withdrawals at all during certain Contract Years. We also may increase or "step up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making Additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDITIONAL PURCHASE PAYMENTS AFTER THE FIRST YEAR FOR CONTRACTS ISSUED WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.



We will pay withdrawal benefits automatically during an Income Plus For Life
5.09 Series Rider's "Settlement Phase" that we describe in "VI. Optional Benefits."



IF YOU ELECT TO PURCHASE AN INCOME PLUS FOR LIFE 5.09 SERIES RIDER, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with an Income Plus For Life 5.09 Series Rider in "VI. Optional Benefits.")


Annual Step-Up Death Benefit Rider

You may elect to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchase a guaranteed minimum withdrawal benefit Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any Co-Owner) reach 81 years old. The Annual Step-Up Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step-Up Death Benefit Rider, however, if you (or any co-Owner) have attained age 80, or if your Contract is an IRA that you inherited from someone else (unless you are the spouse of the decedent and own the IRA in your own name).

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      - full or partial withdrawals (including surrenders, systematic withdrawals and withdrawals under a guaranteed minimum withdrawal benefit Rider);

      -     payment of any death benefit proceeds;

      -     periodic payments under one of our annuity payment options; and

      -     certain ownership changes.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract. Special rules have waived minimum distribution requirements for calendar year 2009 (see "VIII. Federal Tax Matters").

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED
PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL ADVISOR SHOULD CAREFULLY CONSIDER WHETHER

THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND
PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any sales charges or charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an IRA, you will receive a refund of any Purchase Payments (including sales charges) you made, if that amount is higher than Contract Value (increased by any sales charges or charges for premium taxes). The date of cancellation is the date we receive the Contract or acceptable written notification.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Opportunity A Share Contract. These fees and expenses are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)
                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

SALES CHARGE
If your Cumulative Value(2) is:                                The Sales Charge (as a percentage of
                                                               Purchase Payments) is:
     Up to $49,999.99                                                         5.50%
     $50,000 to $99,999.99                                                    4.50%
     $100,000 to $249,999.99                                                  3.50%
     $250,000 to $499,999.99                                                  2.50%
     $500,000 to $999,999.99                                                  2.00%
     $1,000,000 and over                                                      0.50%

WITHDRAWAL CHARGE

If your Cumulative Value(2) is $1 million and over, we apply a withdrawal charge equal to 0.50% of Purchase Payments withdrawn in the first six months after payment.

TRANSFER FEE(3)
     Maximum Fee                                                              $ 25
     Current Fee                                                              $  0


(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VII. Charges and Deductions - Premium Taxes").



(2) For Contracts purchased on or after November 9, 2009, your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals. For Contracts purchased before November 9, 2009, Cumulative Value is equal to your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York) (see "VII. Charges & Deductions - Front-End Sales Charges" on page 57).



(3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                                                   JOHN HANCOCK USA
                                                                 JOHN HANCOCK NEW YORK
                                                                 ---------------------
ANNUAL CONTRACT FEE(1)                                                   $   30
                                                                         ======

ANNUAL SEPARATE ACCOUNT EXPENSES(2)
   Mortality and Expense Risks Fee                                          0.65%
   Daily Administration Fee (asset based)                                   0.15%
                                                                         ------
   TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                                0.80%
   (With No Optional Riders Reflected)

OPTIONAL BENEFITS

   Optional Annual Step-Up Death Benefit Fee(2)                             0.20%
                                                                         ------
   TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)                                1.00%

   Optional Guaranteed Minimum Withdrawal Benefit Rider Fee
   (maximum)(4)                                                             1.20%
                                                                         ======
   TOTAL FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES(5)                 2.20%


(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.

(2)   A daily charge reflected as a percentage of the Variable Investment
      Options.

(3) Amount shown includes the Mortality and Expense Risks Fee and the Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.


(4) The current charge for the Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09 Riders is 0.90%. We reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base. All of the charges shown, including the Optional Guaranteed Minimum Withdrawal Benefit Rider Fee ("GMWB Fee"), are expressed in this table as a percentage of the Variable Investment Options (the "Separate Account Value"). The GMWB Fee is applied in the Contract as a percentage of the Adjusted Benefit Base.


(5) For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see "VI. Optional Benefits."

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                          MINIMUM  MAXIMUM
----------------------------------------------------------------   -------  -------
Range of expenses that are deducted from Portfolio assets,
  including management fees, Rule 12b-1 fees, and other expenses      0.49%  1.25%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS


The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios and no reduction in sales charges based on Cumulative Value. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA & JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE 5.09 AND ANNUAL STEP-UP DEATH BENEFIT


                                                                1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                                                ------   -------  -------  --------
If you surrender the Contract at the end of the
applicable time period:                                         $  893   $ 1,579  $ 2,299  $  4,241

If you annuitize, or do not surrender the
Contract at the end of the applicable time period:              $  893   $ 1,579  $ 2,299  $  4,241

EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH NO OPTIONAL BENEFIT RIDERS


The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios, and no reduction in sales charges based on Cumulative Value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


JOHN HANCOCK USA & JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

                                                             1 YEAR   3 YEARS  5 YEARS  10 YEARS
                                                             ------   -------  -------  --------
If you surrender the Contract at the end of the
applicable time period:                                      $  675   $   925  $ 1,193  $  1,954

If you annuitize, or do not surrender the
Contract at the end of the applicable time period:           $  675   $   925  $ 1,193  $  1,954

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. THE TABLES SHOW ONLY THOSE CONTRACTUAL EXPENSE REIMBURSEMENTS EXTENDING A YEAR BEYOND THE DATE OF THIS PROSPECTUS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").


                                                  DISTRIBUTION            ACQUIRED     TOTAL ANNUAL   CONTRACTUAL
                                                   AND SERVICE  OTHER   PORTFOLIO FEES  OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                   MANAGEMENT FEE (12b-1) FEES EXPENSES  AND EXPENSES  EXPENSES (1) REIMBURSEMENT(2)   EXPENSES
---------------------------------- -------------- ------------ -------- -------------- ------------ ---------------- -------------
500 INDEX(3,4)
Series NAV                              0.46%         0.00%      0.03%      0.00%         0.49%          0.00%           0.49%
ALL CAP VALUE(3)
Series I                                0.85%         0.05%      0.09%      0.00%         0.99%          0.00%           0.99%
AMERICAN FUNDAMENTAL HOLDINGS(5,6)
Series III                              0.05%         0.25%      0.04%      0.40%         0.74%         -0.05%           0.69%
BALANCED(7)
Series I                                0.84%         0.05%      0.07%      0.00%         0.96%          0.00%           0.96%
CORE ALLOCATION(5,8)
Series I                                0.05%         0.05%      0.07%      0.85%         1.02%         -0.05%           0.97%
CORE ALLOCATION PLUS(3,9)
Series I                                0.92%         0.05%      0.22%      0.00%         1.19%          0.00%           1.19%
CORE BALANCED(5,8)
Series I                                0.05%         0.05%      0.07%      0.79%         0.96%         -0.05%           0.91%
CORE FUNDAMENTAL HOLDINGS(5,8)
Series III                              0.05%         0.15%      0.05%      0.41%         0.66%         -0.05%           0.61%
CORE GLOBAL DIVERSIFICATION(5,8)
Series III                              0.05%         0.15%      0.05%      0.42%         0.67%         -0.05%           0.62%
FRANKLIN TEMPLETON FOUNDING
 ALLOCATION(10)
Series I                                0.04%         0.05%      0.04%      0.83%         0.96%         -0.05%           0.91%
FUNDAMENTAL VALUE(3)
Series I                                0.76%         0.05%      0.05%      0.00%         0.86%          0.00%           0.86%
GLOBAL(3,9,11,12)
Series I                                0.81%         0.05%      0.11%      0.00%         0.97%         -0.01%           0.96%
GLOBAL BOND(3,9)
Series I                                0.70%         0.05%      0.10%      0.00%         0.85%          0.00%           0.85%
INTERNATIONAL CORE(3,9)
Series I                                0.89%         0.05%      0.14%      0.00%         1.08%          0.00%           1.08%
INTERNATIONAL SMALL COMPANY(3,5)
Series I                                0.96%         0.05%      0.15%      0.00%         1.16%          0.00%           1.16%
INTERNATIONAL VALUE(3,9,11)
Series I                                0.81%         0.05%      0.14%      0.00%         1.00%         -0.02%           0.98%
INVESTMENT QUALITY BOND(3)
Series I                                0.59%         0.05%      0.09%      0.00%         0.73%          0.00%           0.73%
LIFESTYLE BALANCED(13)
Series I                                0.04%         0.05%      0.03%      0.76%         0.88%          0.00%           0.88%
LIFESTYLE CONSERVATIVE(13)
Series I                                0.04%         0.05%      0.03%      0.71%         0.83%          0.00%           0.83%
LIFESTYLE GROWTH(13)
Series I                                0.04%         0.05%      0.03%      0.76%         0.88%          0.00%           0.88%
LIFESTYLE MODERATE(13)
Series I                                0.04%         0.05%      0.03%      0.74%         0.86%          0.00%           0.86%
MID CAP INDEX(3,4)
Series I                                0.47%         0.05%      0.03%      0.00%         0.55%          0.00%           0.55%
MID CAP STOCK(3)
Series I                                0.84%         0.05%      0.05%      0.00%         0.94%          0.00%           0.94%
MID VALUE(3,7)
Series I                                0.98%         0.05%      0.10%      0.00%         1.13%          0.00%           1.13%
MONEY MARKET(3)
Series I                                0.47%         0.05%      0.06%      0.00%         0.58%          0.00%           0.58%
MUTUAL SHARES(3,14)
Series I                                0.96%         0.05%      0.11%      0.00%         1.12%         -0.01%           1.11%
SMALL CAP GROWTH(3)
Series I                                1.06%         0.05%      0.08%      0.00%         1.19%          0.00%           1.19%
SMALL CAP VALUE(3)
Series I                                1.06%         0.05%      0.06%      0.00%         1.17%          0.00%           1.17%

                                                  DISTRIBUTION            ACQUIRED     TOTAL ANNUAL   CONTRACTUAL
                                                   AND SERVICE  OTHER   PORTFOLIO FEES  OPERATING       EXPENSE      NET OPERATING
PORTFOLIO/SERIES                   MANAGEMENT FEE (12b-1) FEES EXPENSES  AND EXPENSES  EXPENSES(1)  REIMBURSEMENT(2)   EXPENSES
---------------------------------- -------------- ------------ -------- -------------- ------------ ---------------- -------------
TOTAL BOND MARKET A(3,4)
Series NAV                              0.47%         0.00%      0.05%      0.00%         0.52%          0.00%           0.52%
TOTAL RETURN(3,15)
Series I                                0.69%         0.05%      0.06%      0.00%         0.80%          0.00%           0.80%
VALUE(3)
Series I                                0.74%         0.05%      0.06%      0.00%         0.85%          0.00%           0.85%


                                                FEEDER FUND                                            MASTER FUND
                   --------------------------------------------------------------------- -------------------------------------------
                                                                                                                            TOTAL
                                                                                                                            MASTER
                                                                                  NET                        TOTAL MASTER  FUND AND
                            DISTRIBUTION            TOTAL        CONTRACTUAL   PORTFOLIO                      FUND AND    NET FEEDER
                 MANAGEMENT  AND SERVICE   OTHER   OPERATING       EXPENSE      OPERATING MANAGEMENT  OTHER   FEEDER FUND    FUND
PORTFOLIO/SERIES    FEES    (12b-1) FEES EXPENSES EXPENSES(1) REIMBURSEMENT(2)  EXPENSES  FEES (16) EXPENSES   EXPENSES    EXPENSES
---------------- ---------- ------------ -------- ----------- ---------------- --------- ---------- -------- ------------ ----------
AMERICAN
 ASSET
 ALLOCATION(17)
Series III          0.00%      0.25%      0.04%      0.29%        -0.01%         0.28%     0.31%      0.01%      0.61%       0.60%
AMERICAN BLUE
 CHIP INCOME
 AND GROWTH
Series III          0.00%      0.25%      0.06%      0.31%         0.00%         0.31%     0.42%      0.01%      0.74%       0.74%
AMERICAN BOND
Series III          0.00%      0.25%      0.04%      0.29%         0.00%         0.29%     0.39%      0.01%      0.69%       0.69%
AMERICAN GLOBAL
 GROWTH(17)
Series III          0.00%      0.25%      0.06%      0.31%        -0.03%         0.28%     0.53%      0.02%      0.86%       0.83%
AMERICAN GLOBAL
 SMALL
 CAPITALIZATION
 (17)
Series III          0.00%      0.25%      0.11%      0.36%        -0.08%         0.28%     0.71%      0.03%      1.10%       1.02%
AMERICAN GROWTH
Series III          0.00%      0.25%      0.04%      0.29%         0.00%         0.29%     0.32%      0.01%      0.62%       0.62%
AMERICAN GROWTH-
 INCOME
Series III          0.00%      0.25%      0.04%      0.29%         0.00%         0.29%     0.27%      0.01%      0.57%       0.57%
AMERICAN HIGH-
 INCOME BOND(17)
Series III          0.00%      0.25%      0.21%      0.46%        -0.18%         0.28%     0.47%      0.01%      0.94%       0.76%
AMERICAN
 INTERNATIONAL
Series III          0.00%      0.25%      0.04%      0.29%         0.00%         0.29%     0.49%      0.03%      0.81%       0.81%
AMERICAN NEW
WORLD
Series III          0.00%      0.25%      0.13%      0.38%        -0.10%         0.28%     0.76%      0.05%      1.19%       1.09%

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(4) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(5) For Portfolios and series of Portfolios that have not commenced operations or have an inception date of less than six months as of December 31, 2008, expenses are estimated.

(6) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(7) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.

(8) The Adviser has contractually agreed to waive the advisory fee. This waiver will expire May 1, 2010 unless extended by the Adviser.

(9) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.

(10) The Adviser has contractually agreed to limit Portfolio Expenses to 0.025% until May 1, 2010. "Portfolio Expenses" includes advisory fee and other operating expenses of the Portfolio but excludes 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(11) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(12) The Adviser has contractually agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.

(13) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.

(14) The Adviser has contractually agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.10% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.

(15) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(16) Capital Research Management Company (the adviser to the master fund for each of the JHT American Funds) waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown do not reflect any waivers. See the financial highlights table in the American Funds Insurance Series' prospectus or annual report for further information.

(17) The Adviser has contractually limited other Portfolio level expenses to 0.03% until May 1, 2010. "Other Portfolio level expenses" consist of operating expenses of the Portfolio, excluding adviser fee, 12b-1 fee, transfer agent fees, blue sky, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock USA and John Hancock New York for the obligations the respective Company incurs. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Subaccounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts.


We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:

      - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;

      - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;

      -     various indices that are unmanaged; and

      - currently taxable and tax deferred investment programs, based on selected tax brackets.

Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.


The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as the Lifetime Income Amount and the Annuity Option, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. You should be aware that the general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.



When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments, however, results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's American Fundamental Holdings, Core Allocation, Core Balanced, Core Fundamental Holdings, Core Global Diversification, Franklin Templeton Founding Allocation, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.



Each of the John Hancock Trust's American Asset Allocation, American Blue Chip Income & Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

      The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO MASTER FUND

  American Asset Allocation Trust             Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance
                                              Series Asset Allocation Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

  American Blue Chip Income and Growth Trust  Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Blue Chip Income and Growth Fund,
                                              which invests primarily in common stocks of larger U.S.-based companies

  American Bond Trust                         Seeks to maximize current income and preserve capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds
                                              Insurance Series Bond Fund, which normally invests at least 65% in investment-grade debt securities and up to 35% in lower rated debt securities.

  American Global Growth Trust                Seeks to make shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds
                                              Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world.

  American Global Small Capitalization Trust  Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds
                                              Insurance Series Global Small Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

  American Growth Trust                       Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance
                                              Series Growth Fund, which invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

  American Growth-Income Trust                Seeks to make the shareholders' investments grow and to provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund,
                                              which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

      The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO MASTER FUND - CONTINUED


  American High-Income Bond Trust           Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series High-Income Bond Fund, which invests at least 65% of its assets in higher yielding and generally lower quality debt securities.

  American International Trust              Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance
                                            Series International Fund, which invests primarily in common stocks of companies located outside the United States.

  American New World Trust                  Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds
                                            Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
  Fundamental Value Trust                   Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks
  (successor to Core Equity Trust)          of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
  Total Bond Market Trust A                 Seeks to track the performance of the Barclays Capital U.S. Aggregate Bond Index
                                            (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital
                                            U.S. Aggregate Bond Index.

DIMENSIONAL FUND ADVISORS LP
  International Small Company Trust         Seeks long-term capital appreciation. Under normal market conditions, the Portfolio
  (successor to International Small         invests at least 80% of its net assets (plus any borrowings for investment purposes)
   Cap Trust)                               in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primarily invest its assets in equity securities of
                                            non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

FRANKLIN MUTUAL ADVISERS, LLC
  Mutual Shares Trust                       Seeks capital appreciation, which may occasionally be short-term; income is a secondary objective. To do this, the Portfolio invests mainly in equity securities of companies of any nation where the market prices are believed to be less than their value.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
  International Core Trust                  Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

    The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").


LORD, ABBETT & CO. LLC
  All Cap Value Trust                       Seeks capital appreciation. To do this, the Portfolio invests at least 50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The Portfolio invests the remainder of its assets in undervalued mid-sized and small company securities.

 MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
  LIMITED
  500 Index Trust                           Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in a manner similar to the index. (1)

  American Fundamental Holdings Trust       Seeks long term growth of capital. To do this, the Portfolio invests primarily in four funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income
                                            Fund, and International Fund. The Portfolio is permitted to invest in six other funds of the American Funds Insurance Series as well as other funds, investment companies, and other types of investments.

  Core Allocation Trust                     Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the underlying Portfolio Core Allocation Plus Trust. The
                                            Portfolio is a fund-of-funds and is authorized to invest in other underlying
                                            Portfolios and investment companies.

  Core Balanced Trust                       Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the underlying Portfolio Balanced Trust. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

  Core Fundamental Holdings Trust           Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in underlying Portfolios that are series of the American Funds
                                            Insurance Series. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

  Core Global Diversification Trust         Seeks long term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

  Franklin Templeton Founding Allocation
   Trust                                    Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three underlying Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The
                                            Portfolio is a fund-of-funds and is also authorized to invest in other underlying
                                            Portfolios and investment companies.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

    The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").


MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
 LIMITED - CONTINUED

   Lifestyle Balanced Trust (2)             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund-of-funds and normally invests approximately 40% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Conservative Trust (2)         Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund-of-funds and normally invests approximately
                                            80% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 20% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Growth Trust (2)               Seeks long-term growth of capital. Current income is also a consideration. The
                                            Portfolio operates as a fund-of-funds and normally invests approximately 20% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 80% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Moderate Trust (2)             Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund-of-funds and normally invests approximately 60% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 40% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Mid Cap Index Trust                      Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400(R) index and securities that as a group will behave in a manner similar to the index (1).

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

    The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
 LIMITED - CONTINUED
   Money Market Trust                       Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                                            Note: Amounts in the Money Market Portfolio are not insured or guaranteed by the
                                            Federal Deposit Insurance Corporation, U.S. Government, or any U.S. Government agency.
                                            While not guaranteed, the Portfolio intends to maintain, to the extent practicable, a constant per share NAV of $10.00. The returns of the Money Market Subaccount in your
                                            Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the
                                            Contract's expense deductions.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                        Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

   Total Return Trust                       Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives.

T. ROWE PRICE ASSOCIATES, INC.
   Balanced Trust                           Seeks long-term capital appreciation. To do this, the Portfolio invests in both equity and fixed-income securities. The Portfolio employs growth, value and core approaches to allocate is assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries.

   Mid Value Trust                          Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of
   (successor to Mid Cap Value Trust)       its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                             Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(3)             Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

                               JOHN HANCOCK TRUST

We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

    The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").



VAN KAMPEN (A REGISTERED TRADE NAME
 OF MORGAN STANLEY INVESTMENT
 MANAGEMENT INC.)
   Value Trust                              Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65%
                                            of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust               Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The Portfolio allocates its assets between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

   Investment Quality Bond Trust            Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S.
                                            government bonds with intermediate to longer term maturities.

   Mid Cap Stock Trust                      Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

   Small Cap Growth Trust                   Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80%
                                            of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

   Small Cap Value Trust                    Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80%
                                            of its net assets in small-cap companies that are believed to be undervalued.


(1) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.

(2) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(3) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. - 10" and "Keogh" plans), and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types" or you may request a copy of the Statement of Additional Information). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. Additional Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider.


We make a sales charge against your Purchase Payments. The sales charge is a percentage of your Purchase Payment. The percentage applied against your Purchase Payment is based on your Cumulative Value.



For Contracts purchased on or after November 9, 2009, your Cumulative Value is defined as the sum of:



      (1) the current Purchase Payment and, if making an Additional Purchase Payment,



      (2)   the greater of:



            (a)   your Contract Value, or



            (b)   the sum of all prior Purchase Payments minus any withdrawals.



For Contracts purchased before November 9, 2009, your Cumulative Value means the sum of your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York). You must submit each Purchase Payment through your broker-dealer's firm to receive a reduction in the front-end sales charge based on the value of your Associated Accounts (see "Front-End Sales Charges" in "VII. Charges and Deductions").


John Hancock USA may reduce the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

      - You purchase your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such Section 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.

      - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

      - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.

      - You purchase multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any TWO consecutive Contract Years (THREE in New York) in which no Purchase Payments have been made, if both:

      - the total Purchase Payments made over the life of the Contract, less any Withdrawal Amounts, are less than $2,000; and

      - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").

You designate how your Net Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Net Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Net Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Net Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, Withdrawal Amount or transfer transaction only if:

      - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day; or

      - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "valuation period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result:


Where (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period.


Where (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers among Investment Options


During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market investment option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market investment option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period;

      -     restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

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Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     any loss or theft of your password; or

      -     any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services - Dollar Cost Averaging

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis, a predetermined dollar amount from any Variable Investment Option, or from a DCA Fixed Investment Option we permit for this purpose (the "DCA Source Fund(s)"), to other Variable Investment Options (the "Destination Funds") until the amount in the DCA Source Fund is exhausted. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.

If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.

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From time to time, we may offer special DCA programs where the rate of interest credited to a DCA Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or tax, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from any DCA Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the Withdrawal Amount is less than the total value in the Variable Investment Options, we will take the withdrawal proportionately from all of your Variable Investment Options.

There is no limit on the frequency of partial withdrawals; however, the Withdrawal Amount must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal the amount remaining in the Investment Option is less than $100, we generally treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture(R) Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

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

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VIII. Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).


Signature Guarantee Requirements for Surrenders and Partial Withdrawals (Not applicable to Contracts issued in New Jersey)

We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

      - you are requesting that we mail the amount withdrawn to an alternate address; or

      - you have changed your address within 30 days of the withdrawal request; or

      - you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.

You may make systematic withdrawals.

Special Withdrawal Services - The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program ("SWP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made. The SWP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in a SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in a SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the SWP program.

Special Withdrawal Services - The Income Made Easy Program


Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a guaranteed minimum withdrawal benefit Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the SWP if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" on page 50 for more information.


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If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

      -     the Contract Value; or

      - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

      (i)   is equal to the death benefit prior to the withdrawal; and

      (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Please see "VI. Optional Benefits" for information regarding the effect of withdrawals on Contracts with an optional benefit Rider.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

      -     a certified copy of a death certificate; or

      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

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If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken, the Contract will continue, subject to the following:

      -     The Beneficiary will become the Owner.

      - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

      -     No Additional Purchase Payments may be made.

      -     We will waive withdrawal charges for all future distributions.

      - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

      - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

      - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.

The federal Defense of Marriage Act ("DOMA") does not recognize civil union or same-sex marriage partners as "spouses." Therefore, the federal tax treatment available to spouses who fall within the DOMA definition may not be available to civil union or same-sex marriage partners. However, state law may extend to civil union and same-sex marriage partners some or all of the benefits (other than federal tax benefits) accorded to spouses that fall under the DOMA definition. See the Statement of Additional Information for a table that identifies these states. See your qualified tax advisor and/or financial advisor for information on DOMA and your state's treatment of civil unions and same-sex marriage.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit.

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

PAY-OUT PERIOD PROVISIONS


You have a choice of several different ways of receiving annuity payments from us.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement
Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*


NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.


You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for ten years, as described below. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

      - you will no longer be permitted to make any withdrawals under the Contract;

      - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

      -     we may not change the Annuity Option or the form of settlement; and

      -     your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

------------

* We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VIII. Federal Tax Matters - Qualified Contracts - Required Minimum Distributions").


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

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our Income Plus For Life Series Riders. If you purchase a Contract with an Income Plus For Life Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with one of the Income Plus For Life Series Riders. For the Income Plus For Life - Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see "VI. Optional Benefits"), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life Series Rider that you purchased with your Contract; or

      - the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

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GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with
Cash Refund - This Annuity Option is available if you purchase a Contract with one of the Income Plus For Life - Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life - Joint Life Series Rider that you purchased with your Contract; or

      - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

      - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an Annuity Unit);

      - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

      - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 Years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a x {1 - ((b / c) / d)}, where:

      a equals the number of Annuity Units used to determine future payments before the commutation;

      b equals the dollar amount requested to be paid out as part of the commutation;

      c equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

      d equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period" above), on death, withdrawal or the Maturity Date of the Contract, the death benefit proceeds may be applied to a Fixed Annuity Option.

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

We determine the amount of each Fixed Annuity payment by applying the portion of the death benefit proceeds (minus any applicable sales charge and premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the Single Premium Immediate Annuity rate that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the death benefit proceeds (minus any applicable sales charge and premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable sales charge and premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts, or with Contracts issued in Montana. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be. We deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro rata portion of the administration fee from each annuity payment. This fee will be waived if the Contract Value to effect the annuity is at least $50,000.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 27). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.83%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

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

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read "VI. Optional Benefits" for additional information.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your financial advisor at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (plus any sales charge deducted) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10-day right to review period. The 10-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10-day period, we will return all Purchase Payments if this is greater than the amount otherwise payable (as described in the preceding paragraph).

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your financial advisor or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Net Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Net Purchase Payments during this 30 day period to a DCA Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Net Purchase Payments were allocated to a DCA Fixed Investment Option, we will pay you the original amount of your Purchase Payments (including any sales charges deducted). If your Net Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of the original amount of your Purchase Payments (including any sales charges deducted) or the Contract Value (plus any sales charges deducted), computed at the end of the Business Day on which we receive your returned Contract. If your Net Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (plus any sales charges deducted), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

In the case of Nonqualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. Changing the ownership of a Contract will also impact any guaranteed minimum withdrawal benefit Riders purchased under the Contract (see "VI. Optional Benefits"). A collateral assignment is treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

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

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

Spouse

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

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

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

Loans

Loans are not available under the Contract.

                              VI. Optional Benefits

OVERVIEW

You may elect to purchase optional benefit Riders when you purchase a Contract. We currently offer two types of optional benefit Riders, Guaranteed Minimum Withdrawal Benefit Riders and a Death Benefit Rider.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If available in your state, you may select one of the following "guaranteed minimum withdrawal benefit" ("GMWB")
Riders:


      -     Income Plus For Life 5.09*; or



      -     Income Plus For Life - Joint Life 5.09*.





------------

* Described in this section are our Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 Riders offered on or after May 4, 2009. Please see Appendix D: "Information about Income Plus For Life 2.08 Series Riders Available Prior to May 4, 2009" for details about those Riders.



We use the term "INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life 5.09 Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09. We use the term "INCOME PLUS FOR LIFE 2.08 SERIES RIDERS" to refer to the Income Plus For Life 2.08 and Income Plus For Life - Joint Life 2.08 Riders. Please see Appendix D: "Information about Income Plus For Life 2.08 Series Riders Available Prior to May 4, 2009" for details about these Riders. We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" to refer to all four Riders.


DEATH BENEFIT RIDER. You also may select an Annual Step-Up Death Benefit Rider.

We provide additional information about these optional benefit Riders in the following sections.


FEATURES OF THE INCOME PLUS FOR LIFE 5.09 SERIES RIDERS


Covered Person(s)


The Income Plus For Life 5.09 Series we currently offer provides a lifetime income guarantee based on a single life (Income Plus For Life 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 5.09).


SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be a Covered Person. See "Civil Union and Same-Sex Marriage Partners" below.

For Riders issued with Nonqualified Contracts:

      -     both the spouses must be named as co-Owners of the Contract; or

      - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

      - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

      -     the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 31 for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

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


Availability of Income Plus For Life 5.09 Series Riders



You may elect an Income Plus For Life 5.09 Series Rider at the time you purchase a Contract, provided:


      - the Rider is available for sale in the state where the Contract was sold;

      - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

      - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and

      - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.


Please contact the John Hancock Annuities Service Center at 800-344-1029 (in NY:
800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Income Plus For Life 5.09 Series Rider.



AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life 5.09 Rider) must be under age 81 to purchase a Rider.


ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to add a guaranteed minimum withdrawal benefit Rider to your Contract after you purchase a Contract under certain conditions. Please see Appendix C:
"Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with a guaranteed minimum withdrawal benefit Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees


We charge an additional fee on each Contract Anniversary for an Income Plus For Life 5.09 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:


      -     on the date we determine the death benefit;

      - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

      -     at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.


FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.





If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We may reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate

The Benefit Rate is:


      -     Income Plus For Life 5.09 - 5%



      - Income Plus For Life - Joint Life 5.09 - 4.75% (4.25% in New York). Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.09 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life
            5.09 Rider.


We may change the Benefit Rate we offer for this Rider. We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:


      - (for Income Plus For Life 5.09) - the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or



      - (for Income Plus For Life - Joint Life 5.09) - either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.


The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

      -     the Benefit Rate for the Rider on the Lifetime Income Date; by

      -     the Benefit Base for the Rider on the Lifetime Income Date.


EXAMPLE (Income Plus For Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75% (4.25% in New York), the Lifetime Income Amount is $4,750 = 4.75% x $100,000 ($4,250 = 4.25% x $100,000 in New York).


We will reset the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date


The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.09) is age 58 1/2 or older at the time.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately following the date the Covered Person (or youngest Covered Person for Income Plus For Life - Joint Life 5.09) attains age 58 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).

Restrictions on Additional Purchase Payments

If you purchase a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" in this section, below). Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

      - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary, or the Age 65 Contract Anniversary, if later, exceed $100,000;

      - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

      - we will not accept any Purchase Payment after the oldest Owner becomes age 81.


You should consult with a qualified tax advisor prior to electing an Income Plus For Life 5.09 Series Rider for further information on tax rules affecting Qualified Contracts, including IRAs.


General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.


Restrictions on Investment Options Under Income Plus For Life 5.09 Series Riders



If you elect to purchase one of our Income Plus For Life 5.09 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



If you purchase one of our Income Plus For Life 5.09 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:


      (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

      (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchase a Contract with one of our Income Plus For Life 5.09 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:


      -     Lifestyle Balanced Trust

      -     Lifestyle Conservative Trust

      -     Lifestyle Moderate Trust

      -     Lifestyle Growth Trust

      -     Money Market Trust

      -     Core Allocation Trust

      -     Core Balanced Trust

      -     Core Fundamental Holdings Trust

      -     Core Global Diversification Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The currently available Model Allocations are:


            MODEL ALLOCATION NAME                        MODEL ALLOCATION              PORTFOLIO NAME
                                                            PERCENTAGE
------------------------------------------------------   ----------------   ------------------------------------
CORE PLUS BALANCED GROWTH & INCOME 7.09                         20%         500 Index
(CURRENTLY AVAILABLE VERSION, EFFECTIVE JULY 27, 2009)           9%         American Blue Chip Income and Growth
                                                                15%         American Bond
                                                                 3%         American Growth
                                                                15%         AMERICAN HIGH-INCOME Bond
                                                                 6%         American International
                                                                 3%         Mid Cap Stock
                                                                 9%         Mutual Shares
                                                                20%         TOTAL BOND MARKET TRUST A

CORE PLUS BALANCED TOWARD GROWTH 7.09                           26%         500 Index
(CURRENTLY AVAILABLE VERSION, EFFECTIVE JULY 27, 2009)           9%         American Blue Chip Income and Growth
                                                                 9%         American Bond
                                                                 9%         American Growth
                                                                12%         AMERICAN HIGH-INCOME Bond
                                                                 6%         American International
                                                                 3%         Mid Cap Stock
                                                                12%         Mutual Shares
                                                                14%         Total Bond Market Trust A


A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

      -     the Lifetime Income Date or

      -     the latest of:

            o     the date of a Purchase Payment that we applied to the Benefit
                  Base,

            o     the date of a reduction in the Benefit Base, or

            o     the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $110,000 ($100,000 + $10,000).

CREDITS. On the date of the Prospectus, we offer the Rider with the following Credit features:

Credits may increase one or more of our guarantees when you defer withdrawals.


     -    Annual Credit Rate - 5.00%

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.


     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life 5.09 Rider.



The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person of the Lifetime Income Date, the length of a Credit Period, or a combination of these factors. We do not expect the Credit Rate(s) we offer to be less than 3% or more than 7% and the Credit Period to be between 5 and 15 Contract Years, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rates and the Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.


EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.


     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).


EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.


     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 = 4.75% x $105,000 ($4,463 = 4.25% x $105,000 in New York).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 = 4.75% x $110,000 ($4,675 = 4.25% x $110,000 in New York).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 = 4.75% x $99,750 ($4,239 = 4.25% x $99,750 in New York).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount Adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life 5.09 Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:


     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

On the date of this prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit Rate we offer for this Rider is subject to change. We may offer a Ten Year Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, or a combination of these factors. We do not expect the Ten Year Credit Rate(s) we offer to be less than 100% or more than 200%, but provide no assurance that we will continue to offer the Rider within these ranges. The Ten Year Credit Period may also require that the Covered Person attain a certain age before the Credit is applied. Once you purchase this Rider, however, the Ten Year Credit Rates and the Ten Year Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

The Ten Year Credit in effect as of the date of this Prospectus does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only purchase the Rider based on the value of the other features it provides.

Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.


STEP-UPS. We offer the Income Plus For Life 5.09 Series Riders with the following Step-Up Dates:



     - (for Income Plus For Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.



     - (for Income Plus For Life - Joint Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.



The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page 42). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.



We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.09 Series Riders, up to a maximum rate of 1.20% on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while an Income Plus For Life 5.09 Series Rider is in effect.


If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the

Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Withdrawals, Distributions and Settlements


OVERVIEW. Each of our Income Plus For Life 5.09 Series Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:


     - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

     - as a result of a Step-Up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or

     -    if you make an Additional Purchase Payment up to specified limits.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period.


EXCESS WITHDRAWALS. For the Income Plus For Life 5.09 Series Riders, an Excess Withdrawal is:


     - a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see "Benefit Rate" above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

     - a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     -    the Benefit Base minus the Withdrawal Amount.


EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you are age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% x $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% x $110,000 = $5,225 (4.25% x $110,000 = $4,675 in New York). If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).



If you take withdrawals prior to the Lifetime Income Date, we reset the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life 5.09 Rider. (See "Settlement Phase" in this section, below.)


Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

     -    the Contract Value immediately after the Excess Withdrawal.

Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.


EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% x $80,000.


If your Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal will not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 will reduce the Benefit Base to $105,500 ($110,000 - $4,500).


EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% x $80,000 ($3,400 = 4.25% x $80,000 in New York).


If the Contract Value in this example was $120,000, the Benefit Base after the $10,000 withdrawal would be $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal will not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 will reduce the Benefit Base to $105,225 ($110,000 - $4,775).

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:

     - if the withdrawals are taken under our Life Expectancy Distribution Program, or

     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. (Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.)


The Income Plus For Life 5.09 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" in this section, below. The Income Plus For Life 5.09 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.

We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount" in this section below.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase a Income Plus For Life 5.09 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchase, the Income Made Easy Program provides an income for the lifetime of the Covered Person(s) beginning no earlier than the Lifetime Income Date.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will replace your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

     -    you select option A, B or C; and

     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

     -    reduce the death benefit and other optional benefits; and

     - cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:

     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or

     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or

     - Qualified Death Benefit Stretch Distributions these are payments we calculate to comply with Code Section 401(a)(9), Section 403(b)(10),
          Section 408(b)(3), or Section 408A(c)(5); or

     - Required Minimum Distributions and "Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VIII. Federal Tax Matters."

Each withdrawal under our Life Expectancy Distribution program will reset your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reset future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reset annual withdrawal amounts under your Rider. Please refer to the "Features" section of the Rider you are considering for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. Withdrawals you take under the Life Expectancy Distribution Program must be made while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us otherwise in writing. (Please see "Temporary Waiver of RMDs for 2009" in "VIII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.


EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase an Income Plus For Life 5.09 Series Rider, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:


     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,


     - you purchased the Income Plus For Life 5.09 Rider before the Covered Person (younger Covered Person for Income Plus For Life - Joint Life 5.09) attained age 58 1/2, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.


If you take an Excess Withdrawal, we will reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:

     -    the Guaranteed Minimum Death before the withdrawal; multiplied by

          o    the Withdrawal Amount; divided by

          o    the Contract Value before the withdrawal.

EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000). If instead you first take a withdrawal of $5,000, we will reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we will reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.

Automated withdrawals under our Life Expectancy Distribution program will reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year will reduce the Guaranteed Minimum Death Benefit in the same manner described above.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

     -    the Contract Value reduces to zero at any time during a Contract Year;
          and

     -    there were no Excess Withdrawals during that Contract Year; and

     -    the Benefit Base is still greater than zero at the time.


There is no Settlement Phase under an Income Plus For Life 5.09 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.


The settlement amount we pay to you under the Rider varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.


     - (for Income Plus For Life 5.09) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - (for Income Plus For Life - Joint Life 5.09) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).


     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options


In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life 5.09 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "Pay-out Period Provisions" in "V. Description of the Contract."


Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments


If you choose to take withdrawals under one of our Income Plus For Life 5.09 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").


When you take withdrawals:

     -    you will have the flexibility to start and stop withdrawals;

     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     -    you reduce the Contract Value available for annuitization; and

     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for tax considerations related to optional benefit Riders.

When you annuitize:

     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

     -    you will no longer have access to the Contract Value; and

     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits


Our Income Plus For Life 5.09 Series Riders end if a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see "Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount" below).

INCOME PLUS FOR LIFE 5.09. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED                        THEN
OWNER IS:                              INCOME PLUS FOR LIFE 5.09:
1.     Not the
       Covered Person             -    may continue if the Beneficiary
       and the                         elects to continue the Contract
       Beneficiary is                  within the time we permit under our
       the deceased                    administrative rules. We will
       Owner's spouse                  automatically increase the Benefit
                                       Base to equal the initial death
                                       benefit we determine, if the death
                                       benefit is greater than the Benefit
                                       Base prior to our determination. We
                                       will also recalculate the Lifetime
                                       Income Amount to equal 5% of the
                                       recalculated Benefit Base and will
                                       assess the Rider Fee based on the
                                       recalculated Benefit Base.

                                  -    enters its Settlement Phase if a
                                       subsequent withdrawal would deplete
                                       the Contract Value to zero, and the
                                       remaining Lifetime Income Amount for
                                       the year of withdrawal is still
                                       greater than zero.

                                  -    continues to be eligible for any
                                       remaining Credits and Step-Ups, and a
                                       Target Amount adjustment, but we will
                                       change the date we determine and
                                       apply these benefits to future
                                       anniversaries of the date we
                                       determine the initial death benefit.
                                       We will permit the spouse to opt out
                                       of an increase in the Benefit Base,
                                       if any, to reflect the initial death
                                       benefit and any future Step-Ups if we
                                       increase the rate of the Income Plus
                                       For Life 5.09 fee at that time.

2.     Not the                    -    may continue in the same manner as 1.
       Covered Person
       and the                    -    enters its Settlement Phase if a
       Beneficiary is                  subsequent withdrawal would deplete
       not the                         the Contract Value to zero, and the
       deceased                        remaining Lifetime Income Amount for
       Owner's spouse                  the year of withdrawal is still
                                       greater than zero.

                                  -    does not continue to be eligible for
                                       any Credits and Step-Ups, or a Target
                                       Amount adjustment. We will permit the
                                       Beneficiary to opt out of an increase
                                       in the Benefit Base, if any, to
                                       reflect the initial death benefit if
                                       we increase the rate of the Income
                                       Plus For Life 5.09 fee at that time.

3.     The Covered                -    ends without any further benefit.
       Person and the
       Beneficiary is
       the deceased
       Owner's spouse

4.     The Covered                -    ends without any further benefit.
       Person and the
       Beneficiary is
       not the
       deceased
       Owner's spouse



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).


If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.09 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee (see "Fee for Income Plus For Life 5.09 Series Riders" on page 42). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.09 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.


Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.09 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VIII. Federal Tax Matters" for additional information on tax considerations related to optional benefit Riders.

Termination of Rider


You may not terminate an Income Plus For Life 5.09 Series Rider once it is in effect. However, the Income Plus For Life 5.09 Series Rider will terminate automatically upon the earliest of:


     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;


     -    (for Income Plus For Life 5.09) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life 5.09) the death of the last Covered Person remaining under the Rider;


     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any exchange program that we may make available; or

     -    termination of the Contract.


You should consult with your financial advisor to assist you in determining whether an Income Plus For Life 5.09 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.09 Series Riders limit the Investment Options otherwise available under the Contract, require you to defer taking withdrawals to receive certain benefits, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed minimum withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.09 Series Rider is suitable for your needs, especially at older ages.

ANNUAL STEP-UP DEATH BENEFIT

You may elect the optional Annual Step-Up Death Benefit:

     - for an additional charge of 0.20% of the value of the Variable Investment Options;

     - as long as the oldest Owner of a Contract is not age 80 or older at the time of purchase (We impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider); and

     - if you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable.

Rider Benefit

The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner's 81st birthday.

ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by
(b) where:

     (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

     (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.

CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the earlier of the Annuity Commencement Date or the Maturity Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your qualified tax advisor.

The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

                          VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see "VI. Optional Benefits."

FRONT-END SALES CHARGES

To compensate us for assuming certain distribution expenses, we calculate a "front-end" sales charge each time you make a Purchase Payment, and deduct it from that payment. Each front-end sales charge is a percent (the "sales charge percentage") of the corresponding Purchase Payment. The sales charge percentage applicable to one Purchase Payment may differ from the sales charge percentage applicable to a different Purchase Payment. That is because we base the sales charge percentage on a "Cumulative Value" calculated at the time we receive your Purchase Payment.


For Contracts purchased on or after November 9, 2009, Cumulative Value means the sum of:



     (1) the current Purchase Payment and, if making an Additional Purchase Payment,



     (2)  the greater of:



          (a)  your Contract Value, or



          (b)  the sum of all previous Purchase Payments minus any withdrawals.



     For Contracts purchased before November 9, 2009, Cumulative Value means the sum of your current Purchase Payment plus your existing Contract Value plus the value of any Associated Accounts (in states where permitted; not available in New York). Associated Accounts include:

     - the contract value of any other individual variable annuity contract issued by us, for which your broker-dealer's firm (through whom you purchased the Contract) is listed as the broker of record, that is:
          (a) subject to a front-end sales charge; (b) in its accumulation period; and (c) either held by you as an owner or joint owner or held by a tax-deferred retirement plan and you or your spouse is named as the annuitant;


     - the amount (in dollars) of any shares subject to a front-end sales charge (i.e., Class A shares) of a publicly offered retail mutual fund you own (excluding those assets in fee based or advisory accounts) that are: (a) from underlying fund families of managers that are also subadvisers to the Portfolios offered under the Contract; (b) held by you as owner or joint owner, or a retirement plan held in your behalf; and (c) in the retail mutual fund and have your broker-dealer's firm is listed as the broker of record; and

     - any additional investment accounts that may qualify as Associated Accounts in accordance with our current administrative policies (that we determine with your broker-dealer's firm).


You must submit each Purchase Payment through your broker-dealer's firm to receive a reduction in the front-end sales charges based on the value of your Associated Accounts. We require your broker-dealer's firm to verify each Associated Account's value at the time you make a Purchase Payment before we include that amount in your Cumulative Value. John Hancock USA will credit the combined value of all Associated Accounts identified and verified by your broker-dealer's firm to determine whether your Cumulative Value qualifies you for a reduced sales charge on your Purchase Payment. If you do not submit an Additional Purchase Payment through your broker-dealer's firm, the front-end sales charge for that Purchase Payment will be based on a sales charge percentage that we will determine without regard to the value of any Associated Accounts.



We apply the following sales charge (shown as a percentage of your Purchase Payment in the following table) at the time you make a Purchase Payment:


IF YOUR CUMULATIVE VALUE IS:         THE FRONT-END SALES CHARGE ON YOUR PURCHASE
                                     PAYMENT IS:

         Up to $49,999.99                             5.50%
        $50,000 to $99,999                            4.50%
       $100,000 to $249,999                           3.50%
       $250,000 to $499,999                           2.50%
       $500,000 to $999,999                           2.00%
       $1,000,000 and over                            0.50%


We will eliminate the sales charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust ("Eligible Employee"). We will also eliminate the sales charge when a Contract is issued to an employee of a broker-dealer. The sales charge waiver is not available to relatives of Eligible Employees or employees of a broker-dealer in the state of New York. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person.



We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time.



LETTER OF INTENT. (for Contracts purchased on or after November 9, 2009 and in states where available) Using a Letter of Intent may permit you to receive a more favorable sales charge percentage. We will apply an applicable lower sales charge percentage to your Purchase Payment if you provide us with satisfactory evidence (referred to as a "Letter of Intent") that, in the 13 months from the date we receive your Letter of Intent (the "13 month Letter of Intent completion period"), your Cumulative Value will satisfy the requirements for the lower percentage. You are not obligated to reach your Cumulative Value goal. If you do not make the Cumulative Value you indicated within the 13 month Letter of Intent completion period, we will deduct an additional charge from your Contract equal to the difference between the sales charge determined with the intended Cumulative Value and the sales charge determined with the actual Cumulative Value made during the 13 month Letter of Intent completion period.



If the value of such accumulation units declines, we will recover the full amount of any additional sales charge. Therefore, you bear the risk that, if your Letter of Intent is not completed, the value of your Contract may be less than it might have been had your Letter of Intent not been executed. If the amount recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value. Any additional sales charge will be deducted from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.



EXAMPLE: If your initial Purchase Payment is $85,000 and you provide a Letter of Intent indicating that you intend to make a subsequent Purchase Payment of $25,000 within 13 months, then we will apply the sales charge of 3.50% based on the expected $110,000 total Purchase Payments. When we receive the $85,000 payment, we will deduct a sales charge of $2,975 (.035 x $85,000). If we receive the subsequent payment of $25,000, we will deduct a sales charge of $875 (.035 x $25,000) from that payment. If we do not receive any payments after the initial Purchase Payment of $85,000, we will determine what the sales charge would have been based on the actual payment, $3,825 (.045 x $85,000). We will deduct an additional $850, the difference between this charge and the charge that was applied based on the Letter of Intent.



IF YOU FAIL TO INFORM US THAT YOU INTEND TO SUBMIT MULTIPLE PURCHASE PAYMENTS WITHIN 13 MONTHS, YOU MAY BE CHARGED A HIGHER SALES CHARGE PERCENTAGE.


WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that were made when the Cumulative Value was $1 million or more, and that have been in the Contract less than six months. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) any withdrawal guaranteed under a Rider attached to the Contract, iii) Purchase Payments that have been in the Contract more than six months, iv) payment of the Death Benefit or v) Required Minimum Distributions. In no event may the total withdrawal charges exceed 0.50% of the amount invested.


Each time you make a withdrawal, "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date) will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until the total Withdrawal Amount has been liquidated.

Upon a full surrender of a Contract, we will liquidate all unliquidated Purchase Payments for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract and the Cumulative Value at the time the Purchase Payment was received. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage.


We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any withdrawal charge, any applicable Contract fees, any applicable Rider fees and any taxes from the Contract Value. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge, the Sales Charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charges, see Appendix A to this Prospectus.

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and us in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.

ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration and mortality and expense risks.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each Subaccount to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page 32). The expense risk we assume is the risk that the administration charges, distribution charge, or sales or withdrawal charges may be insufficient to cover actual expenses.


To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge in an amount equal to 0.65% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS


In addition to the reductions available on front-end sales charges (see "Front-End Sales Charges" on page 57), we may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:



     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                         PREMIUM TAX RATES (1)
STATE OR            QUALIFIED         NONQUALIFIED
TERRITORY           CONTRACTS           CONTRACTS
CA                    0.50%                  2.35%
GUAM                  4.00%                  4.00%
ME (2)                0.00%                  2.00%
NV                    0.00%                  3.50%
PR                    1.00%                  1.00%
SD (2)                0.00%                  1.25% (3)
TX (4)                0.04%                  0.04%
WV                    1.00%                  1.00%
WY                    0.00%                  1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

(4)  Referred to as a "maintenance" tax.

                            VIII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Internal Revenue Service ("IRS") regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider, using the Contract Value. See "VI. Optional Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

Please see "Conversions and Rollovers to Roth IRAs" below for additional information on the impact on withdrawals of tax withholding pursuant to a conversion to a Roth IRA.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.

You should consult a tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).


If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."


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Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year are treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


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Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length

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of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).

Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.

In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.

If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.

The Act does not change:

     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and

     -    any RMD for calendar years after 2009.

In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.


You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for an RMD amount in 2009, the withdrawal:
(i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and (iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.


Call or write us at the Annuities Service Center listed on page ii of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.

Please consult your tax advisor to determine how the Act affects your RMDs.


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Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; and

     - from a retirement plan qualified under Sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in
          Section 457(b) of the Code and make a "tax-free" rollover to any such plans.

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The transfer must be a direct trustee-to-trustee transfer. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000 and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of the Code.

Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a) or 403(a) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover

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distribution generally is any taxable distribution from such plans except (i)
minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or


     -    you are a married taxpayer filing a separate return.


These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.


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                               IX. General Matters

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual financial advisor who sells you a Contract typically will receive a portion of the compensation, under the financial advisor's own arrangement as a registered representative with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation


The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.00% of Purchase Payments, and in states where permitted is subject to reductions in accordance with the reduced sales charges available to Cumulative Values (see "Front-End Sales Charges" on page 57). In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.


Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2008, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for


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example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, financial advisors who are registered representatives of such firms may be motivated to sell the variable annuity contracts of one issuer over another issuer, or one product over another product.

You should contact your financial advisor for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees, or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History ........................................   1
Services ...............................................................   1
         Independent Registered Public Accounting Firm .................   1
         Servicing Agent ...............................................   1
         Principal Underwriter .........................................   1
         Special Compensation and Reimbursement Arrangements ...........   2
State Variations Regarding Recognition of Same-Sex Couples .............   3
Qualified Plan Types ...................................................   4
Legal and Regulatory Matters ...........................................   8
Appendix A: Audited Financial Statements ...............................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History ........................................   1
Services ...............................................................   1
         Independent Registered Public Accounting Firm .................   1
         Servicing Agent ...............................................   1
         Principal Underwriter .........................................   1
         Special Compensation and Reimbursement Arrangements ...........   2
State Variations Regarding Recognition of Same-Sex Couples .............   3
Qualified Plan Types ...................................................   4
Legal and Regulatory Matters ...........................................   8
Appendix A: Audited Financial Statements ...............................   A-1

Financial Statements


The Statements of Additional Information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Accounts' financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charges


EXAMPLE 1. This example assumes an initial Purchase Payment of $100,000 on January 1, 2008 and an Additional Purchase Payment of $1,000,000 on May 1, 2008. The Cumulative Value is $0.


If you withdraw $200,000 on October 1, 2008, we will calculate the withdrawal charge as follows:

     a) First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.

     b) Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.

          - The initial Purchase Payment of $100,000 has an applicable withdrawal charge of $0.

          - The remaining $100,000 will come from the subsequent payment of $1,000,000 that has been in the Contract for 5 months. The applicable withdrawal charge is .0050 x $100,000 = $500.

          -    The total withdrawal charge is $0 + $500 = $500.

     c) We will deduct $200,000 from your Contract Value and you will receive a payment of $199,500 ($200,000 - $500) less any applicable taxes.


EXAMPLE 2. This example assumes an initial Purchase Payment of $1,000,000 on January 1, 2008 and an Additional Purchase Payment of $100,000 on May 1, 2008. The Cumulative Value is $0.


If you withdraw $200,000 on October 1, 2008, we will calculate the withdrawal charge as follows:

     a) First we determine the amount of Purchase Payments to be liquidated as the greater of the Withdrawal Amount or the unliquidated Purchase Payments. This amount is $200,000.

     b) Next we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Purchase Payment has been in the Contract.

The withdrawal will liquidate $200,000 of the initial Purchase Payment of $1,000,000. Since this Purchase Payment has been in the Contract more than 6 months, the withdrawal charge is $0.

                        Appendix B: Qualified Plan Types

          PLAN TYPE
       TRADITIONAL IRAS             Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA
                                    (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an
                                    IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code. In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract
                                    (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.

          ROTH IRAS                 Section 408A of the Code permits eligible individuals to contribute to a type of
                                    IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.

       SIMPLE IRA PLANS             In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions
                                    (please see the section titled "Qualified Plan Types" in the Statement of
                                    Additional Information for that information).

     SIMPLIFIED EMPLOYEE            Section 408(k) of the Code allows employers to establish simplified employee
    PENSION (SEP - IRAs)            pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to
                                    IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

   SECTION 403(b) QUALIFIED         Section 403(b) of the Code permits public school employees and employees of
           PLANS OR                 certain types of tax-exempt organizations to have their employers purchase
   TAX-SHELTERED ANNUITIES          annuity contracts for them and, subject to certain limitations, to exclude the
                                    Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-sheltered annuities."
                                    We currently are not offering this Contract for use in a Section 403(b)
                                    Qualified Plan except under limited circumstances. Please see the Statement of
                                    Additional Information for this information.

 CORPORATE AND SELF-EMPLOYED        Sections 401(a) and 403(a) of the code permit corporate employers to establish
  PENSION AND PROFIT-SHARING        various types of tax-deferred retirement plans for employees. The Self-Employed
  PLANS (H.R. 10 AND KEOGH)         Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as
                                    "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

 DEFERRED COMPENSATION PLANS        Section 457 of the Code permits employees of state and local governments and
      OF STATE AND LOCAL            tax-exempt organizations to defer a portion of their compensation without paying
  GOVERNMENTS AND TAX-EXEMPT        current taxes. The employees must be participants in an eligible deferred
        ORGANIZATIONS               compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

For more detailed information about these plan types, you may request a Statement of Additional Information.

      Appendix C: Additional Availability of Guaranteed Minimum Withdrawal
                                 Benefit Riders

Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This section describes the conditions under which you may elect to purchase, or to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract, for one of the following optional GMWB Riders after you have purchased a Contract:


     - Income Plus For Life 5.09 (if available in your state on your Contract Anniversary); or



     - Income Plus For Life - Joint Life 5.09 (if available in your state on your Contract Anniversary).


Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:


     - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange, for example, an existing Income Plus For Life 5.09 Rider or Income Plus For Life 2.08 Series Rider for a new Income Plus For Life - Joint Life 5.09 Rider in connection with a previously issued Contract, we will terminate the existing Income Plus For Life 5.09 Rider or Income Plus For Life 2.08 Series Rider upon the effective date of the new Income Plus For Life - Joint Life
          5.09 Rider.



You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits, Target Amount adjustments, and Step-Ups under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new Income Plus For Life 5.09 Series Rider.



     - No withdrawal charges in excess of $1000 or 1% of total Purchase Payments - You may not purchase a new Income Plus For Life 5.09 Series Rider if the withdrawal charges under your Contract are greater than $1000 or 1% of the total Purchase Payments you have made under the Contract. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000 or 1% of total Purchase Payments, or less, during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new Income Plus For Life 5.09 Series Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.


You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.


     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new Income Plus For Life 5.09 Series Rider in one or more of the Investment Options we make available for that Rider. Your existing Rider may permit you to invest in Investment Options that are not available under a new Income Plus For Life 5.09 Series Rider. If you choose to purchase a new Income Plus For Life 5.09 Series Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new Income Plus For Life 5.09 Series Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for Income Plus For Life 5.09 Series Riders, please see "VI. Optional Benefits." You should consult with your financial advisor to assist you in determining which available individual Investment Option(s) or Model Allocation under a new Income Plus For Life 5.09 Series Rider is best suited for your financial needs and risk tolerance.



     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new Income Plus For Life 5.09 Series Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life 5.09 Rider.



     - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under your existing Rider for you to elect to purchase a new Income Plus For Life 5.09 Series Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing Rider still has guaranteed benefits.

     - Different Rider - You cannot exchange your existing Rider for the same version or type of Rider (e.g., Income Plus For Life 5.09 for Income Plus For Life 5.09, or Income Plus For Life - Joint Life 5.09 for Income Plus For Life - Joint Life 5.09) unless we agree otherwise. For these purposes, we treat Income Plus For Life 2.08 Series Riders issued prior to May 4, 2009 as different Riders from Income Plus For Life 5.09 Series Riders issued on or after May 4, 2009 (i.e., you may exchange an old Income Plus For Life 2.08 Series Rider for a new Income Plus For Life 5.09 Series Rider).



     -    State of Issue Restriction - You may purchase an Income Plus For Life
          5.09 Series Rider only if it is then available in the state where we issued your Contract. You can find out if an Income Plus For Life 5.09 Series Rider is available in the state where we issued your Contract by contacting our Annuities Service Center at 800-344-1029, or in New York State, 800-551-2078.



     - IRA Beneficiary Restriction - You may not purchase a new Income Plus For Life 5.09 Series Rider in connection with a new or existing Beneficiary IRA (see "Availability of Income Plus For Life 5.09 Series Riders" in "VI. Optional Benefits").


     - Availability of Offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.


Before you purchase a new Income Plus For Life 5.09 Series Rider:


     - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and

     - consult with your financial advisor to determine if the new Rider is appropriate for your needs and financial circumstances.


WHEN CAN I ELECT TO PURCHASE A NEW INCOME PLUS FOR LIFE 5.09 SERIES RIDER?



We provide a thirty-day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new Income Plus For Life 5.09 Series Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new Income Plus For Life 5.09 Series Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a new Income Plus For Life 5.09 Series Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.


Under our current administrative procedures, neither you nor a Beneficiary can exchange an existing GMWB Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.


HOW DOES MY PURCHASE OF A NEW INCOME PLUS FOR LIFE 5.09 SERIES RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new Income Plus For Life 5.09 Series Rider (i.e., the start of an Election Period). If you purchase a new Income Plus For Life 5.09 Series Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).


The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:


                       INCOME PLUS FOR LIFE      INCOME PLUS FOR LIFE    INCOME PLUS FOR LIFE     INCOME PLUS FOR LIFE
FEES DEDUCTED FROM             5.09                - JOINT LIFE 5.09            2.08                - JOINT LIFE 2.08
CONTRACT VALUE (1)     (PURCHASED ON OR AFTER      (PURCHASED ON OR      (PURCHASED PRIOR TO       (PURCHASED PRIOR TO
                           MAY 4, 2009)            AFTER MAY 4,2009)          MAY 4, 2009)              MAY 4, 2009)
                       ----------------------    --------------------    --------------------     --------------------
Maximum Fee (2)                 1.20%                  1.20%                    1.20%                    1.20%
 Current Fee                    0.90%                  0.90%                    0.60%                    0.60%


(1)  Fees are shown as a percentage of the Adjusted Benefit Base.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a "Step-Up" of the Benefit Base to equal the Contract Value.

Please see "VI. Optional Benefits" or "Appendix D: Information about Income Plus For Life 2.08 Series Riders Available Prior to May 4, 2009" for additional information on the fee for each Income Plus For Life Series Rider.



WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW INCOME PLUS FOR LIFE 5.09 SERIES RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:


 INITIAL ANNUAL GUARANTEE ON NEW RIDER     INCOME PLUS FOR LIFE 5.09     INCOME PLUS FOR LIFE - JOINT LIFE 5.09
--------------------------------------     -------------------------     --------------------------------------
Lifetime Income Amount (1)                   5.0% of Contract Value              4.75% of Contract Value
                                                                         (4.25% of Contract Value in New York)



(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus For Life - Joint Life 5.09) is at least 58 1/2 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the Prospectus.



Please see "VI. Optional Benefits" for additional information about reductions and the annual "permitted" amounts under a new Income Plus For Life 5.09 Series Rider.



We will decrease amounts guaranteed under a new Income Plus For Life 5.09 Series Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW INCOME PLUS FOR LIFE
5.09 SERIES RIDER?



If you purchase a new Income Plus For Life 5.09 Series Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing Rider. For Credit information, see the "Credit" section specific to each Rider.


Impact of Purchase Payments


Since the initial guarantees and other benefits under a new Income Plus For Life
5.09 Series Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "VI. Optional Benefits" for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.



WHAT IS THE IMPACT OF A NEW INCOME PLUS FOR LIFE 5.09 SERIES RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?


Effect of withdrawals

We reduce the death benefit payable under your Contract each time you make a withdrawal. We will reduce the death benefit on a dollar for dollar basis if :

     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

     - you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

However, if you take any Excess Withdrawals, we will deduct the entire Withdrawal Amount on a pro rata basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the entire Withdrawal Amount divided by your Contract Value prior to the withdrawal).

Please see "VI. Optional Benefits" for additional information on the effect of withdrawals under an Income Plus For Life 5.09 Series Rider.


Continuation of Contract after death benefits become payable

Coverage under our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed Owner if the Owner is a non-natural person).


CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each Income Plus For Life
5.09 Series Rider ends as described in its respective section in "VI. Optional Benefits".



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each Income Plus For Life 5.09 Series Rider may continue as described in its respective section in "VI. Optional Benefits".


If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current Rider to the impact on death benefits under a new Rider.

      Appendix D: Information about Income Plus For Life 2.08 Series Riders
                         Available Prior to May 4, 2009



This Appendix provides information about the versions of our Income Plus For Life 2.08 and Income Plus For Life - Joint Life 2.08 Riders, collectively referred to as the "INCOME PLUS FOR LIFE 2.08 SERIES" Riders, that were offered for purchase prior to May 4, 2009. The Income Plus For Life - Joint Life 2.08 Rider was not available in New York.



The general information about Income Plus For Life 5.09 Series Riders contained in "VI. Optional Benefits" also applies to the Income Plus For Life 2.08 Series Riders described in this Appendix. In particular, you should read the sections on:


     -    Availability, including age restrictions,

     - Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders,

     - Impact of Additional Purchase Payments on Benefit Base and Lifetime Income Amount,

     - Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments,

     -    Additional Annuity Options,

     -    Tax Considerations, and

     - Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.


FEATURES OF INCOME PLUS FOR LIFE 2.08 SERIES RIDERS



This section describes only those features of the Income Plus For Life 2.08 Series Riders that differ from Income Plus For Life 5.09 Series Riders.



FEE FOR INCOME PLUS FOR LIFE 2.08 SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.


Lifetime Income Date


The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:



     - (for Income Plus For Life 2.08) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 59 1/2 .



     - (for Income Plus For Life - Joint Life 2.08) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.


We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" in this section, below).

Increases in Guaranteed Amounts


CREDITS. We offer the Income Plus For Life 2.08 Rider with the following Credit features:


     -    Annual Credit Rate - 7%

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:


          o the 10th Contract Anniversary after the effective date of the Income Plus For Life 2.08 Rider; or


          o the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life 2.08): Assume that you purchased a Contract with an Income Plus For Life 2.08 Rider when you, the Covered Person, were 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,350 (5% x $107,000).



     - At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.


     - At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350)
          and the Lifetime Income Amount increases to $5,618 (5% x $112,350).



EXAMPLE (Income Plus For Life - Joint Life 2.08): Assume that you purchased a Contract with an Income Plus For Life - Joint Life 2.08 Rider when the younger Covered Person was age 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchased the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,083 (4.75% x $107,000).



     - At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount increases to $5,415 (4.75% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.


     - At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350)
          and the Lifetime Income Amount increases to $5,337 (4.75% x $112,350).



Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life 2.08 Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:


     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The "Ten Year Credit Period" will exceed ten Contract Years if you purchase this Rider before a Covered Person attains age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders


If you purchased one of our Income Plus For Life 2.08 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:


     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.


AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with one of our Income Plus For Life 2.08 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:


     -    American Asset Allocation Trust (restricted May 4, 2009)

     -    American Fundamental Holdings Trust (restricted May 4, 2009)

     -    Core Allocation Plus Trust (restricted May 4, 2009)

     -    Franklin Templeton Founding Allocation Trust (restricted May 4, 2009)

     -    Lifestyle Balanced Trust

     -    Lifestyle Conservative Trust

     -    Lifestyle Growth Trust

     -    Lifestyle Moderate Trust

     -    Money Market Trust

     -    Core Allocation Trust

     -    Core Fundamental Holdings Trust

     -    Core Global Diversification Trust

     -    Core Balanced Trust


You may allocate your Contract Value to any combination of the unrestricted Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.


If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above on the last day it was available, you may continue to allocate Additional Purchase Payments to that restricted individual Investment Option. You will not be able to transfer amounts from another Investment Option to the restricted individual Investment Option. You will no longer be able to use that individual Investment Option if you transfer all of your Contract Value out of that individual Investment Option to any of the available individual Investment Options or to any Model Allocation.


FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

AVAILABLE MODEL ALLOCATIONS. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The available Model Allocations are:


                  MODEL ALLOCATION                        MODEL ALLOCATION
                        NAME                                 PERCENTAGE                            PORTFOLIO NAME
--------------------------------------------------        ----------------             -------------------------------------
   Core Plus Balanced Growth and Income 5.09                      3%                   American Global Small Capitalization
   (closed version - available May 4 to July 26,                  3%                   American Growth
   2009)                                                          3%                   Global
                                                                  3%                   Value Trust
                                                                  9%                   Mutual Shares
                                                                  9%                   American Blue Chip Income and Growth
                                                                  6%                   American Growth-Income
                                                                 15%                   American Bond
                                                                  9%                   Investment Quality Bond
                                                                 24%                   500 Index Trust
                                                                 16%                   Total Bond Market Trust A

   Core Plus Balanced Toward Growth 5.09                          3%                   American Global Small Capitalization
   (closed version - available May 4 to July 26,                  6%                   American Growth
   2009)                                                          6%                   Global
                                                                  3%                   Value Trust
                                                                 12%                   Mutual Shares
                                                                  9%                   American Blue Chip Income and Growth
                                                                  6%                   American Growth-Income
                                                                  9%                   American Bond
                                                                  6%                   Investment Quality Bond
                                                                 30%                   500 Index Trust
                                                                 10%                   Total Bond Market Trust A

   Balanced: Growth & Income 9.08                                 5%                   American Global Small Capitalization
   (closed version - available September 2, 2008                  5%                   American Growth
   to May 1, 2009)                                                5%                   Global
                                                                  5%                   Mid Value Trust
                                                                 15%                   Mutual Shares
                                                                 15%                   American Blue Chip Income and Growth
                                                                 10%                   American Growth-Income
                                                                 25%                   American Bond
                                                                 15%                   Investment Quality Bond

                  MODEL ALLOCATION                        MODEL ALLOCATION
                        NAME                                 PERCENTAGE                            PORTFOLIO NAME
--------------------------------------------------        ----------------             -------------------------------------
   Balanced Toward Growth 9.08                                    5%                   American Global Small Capitalization
   (closed version - available September 2, 2008                 10%                   American Growth
   to May 1, 2009)                                               10%                   Global
                                                                  5%                   Mid Value Trust
                                                                 20%                   Mutual Shares
                                                                 15%                   American Blue Chip Income and Growth
                                                                 10%                   American Growth-Income
                                                                 15%                   American Bond
                                                                 10%                   Investment Quality Bond

   Growth Focus 9.08                                              5%                   American Global Small Capitalization
   (closed version - available September 2, 2008                  5%                   Mid Cap Stock
   to May 1, 2009)                                               15%                   American Growth
                                                                 10%                   Global
                                                                  5%                   Mid Value Trust
                                                                 20%                   Mutual Shares
                                                                 15%                   American Blue Chip Income and Growth
                                                                 15%                   American Growth-Income
                                                                 10%                   American Bond

   Balanced: Growth & Income 2.08                                 5%                   American Global Small Capitalization
   (closed version - available February 11, 2008                  5%                   American Growth
   to August 29, 2008) (1)                                        5%                   Global
                                                                  5%                   Mid Value Trust
                                                                 15%                   Mutual Shares
                                                                 15%                   American Blue Chip Income and Growth
                                                                 10%                   American Growth-Income
                                                                 25%                   American Bond
                                                                 15%                   Investment Quality Bond

   Balanced Toward Growth 2.08                                    5%                   American Global Small Capitalization
   (closed version - available February 11, 2008                 10%                   American Growth
   to August 29, 2008) (1)                                       10%                   Global
                                                                  5%                   Mid Value Trust
                                                                 20%                   Mutual Shares
                                                                 15%                   American Blue Chip Income and Growth
                                                                 10%                   American Growth-Income
                                                                 15%                   American Bond
                                                                 10%                   Investment Quality Bond

   Growth Focus 2.08                                              5%                   American Global Small Capitalization
   (closed version, available February 11, 2008                   5%                   Mid Cap Stock
   to August 29, 2008) (1)                                       15%                   American Growth
                                                                 10%                   Global
                                                                  5%                   Mid Value Trust
                                                                 20%                   Mutual Shares
                                                                 15%                   American Blue Chip Income and Growth
                                                                 15%                   American Growth-Income
                                                                 10%                   American Bond


(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST

IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

                 Appendix U: Tables of Accumulation Unit Values


The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

   - Venture(R) Opportunity Contracts with no optional benefit Riders; and

   - Venture(R) Opportunity Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity A Shares

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                            ACCUMULATION UNIT VALUES
                  VENTURE OPPORTUNITY A-SHARE VARIABLE ANNUITY

                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        ---------  --------  --------  --------  --------  --------  --------  --------  --------  --------
ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.343        --        --        --        --        --        --        --        --        --
No. of Units                6,029        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.326        --        --        --        --        --        --        --        --        --
No. of Units                4,360        --        --        --        --        --        --        --        --        --
AMERICAN ASSET ALLOCATION TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.240        --        --        --        --        --        --        --        --        --
No. of Units            2,360,593        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.223        --        --        --        --        --        --        --        --        --
No. of Units            1,252,214        --        --        --        --        --        --        --        --        --
AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.503        --        --        --        --        --        --        --        --        --
No. of Units            1,198,423        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.488        --        --        --        --        --        --        --        --        --
No. of Units              563,322        --        --        --        --        --        --        --        --        --
AMERICAN BOND TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       11.189        --        --        --        --        --        --        --        --        --
No. of Units            1,097,180        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       11.169        --        --        --        --        --        --        --        --        --
No. of Units              558,159        --        --        --        --        --        --        --        --        --
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.093        --        --        --        --        --        --        --        --        --
No. of Units              975,406        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.077        --        --        --        --        --        --        --        --        --
No. of Units              527,965        --        --        --        --        --        --        --        --        --
AMERICAN GLOBAL GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.360        --        --        --        --        --        --        --        --        --
No. of Units                7,185        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.345        --        --        --        --        --        --        --        --        --
No. of Units               21,506        --        --        --        --        --        --        --        --        --

Venture Opportunity A Shares

                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        ---------  --------  --------  --------  --------  --------  --------  --------  --------  --------
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        6.460        --        --        --        --        --        --        --        --        --
No. of Units              515,110        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        6.448        --        --        --        --        --        --        --        --        --
No. of Units              238,281        --        --        --        --        --        --        --        --        --
AMERICAN GROWTH TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        7.478        --        --        --        --        --        --        --        --        --
No. of Units              861,674        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        7.465        --        --        --        --        --        --        --        --        --
No. of Units              385,548        --        --        --        --        --        --        --        --        --
AMERICAN GROWTH-INCOME TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.328        --        --        --        --        --        --        --        --        --
No. of Units              953,330        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.313        --        --        --        --        --        --        --        --        --
No. of Units              446,688        --        --        --        --        --        --        --        --        --
AMERICAN HIGH-INCOME BOND TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.743        --        --        --        --        --        --        --        --        --
No. of Units                7,009        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.726        --        --        --        --        --        --        --        --        --
No. of Units                2,348        --        --        --        --        --        --        --        --        --
AMERICAN INTERNATIONAL TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.103        --        --        --        --        --        --        --        --        --
No. of Units               27,466        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.089        --        --        --        --        --        --        --        --        --
No. of Units                5,019        --        --        --        --        --        --        --        --        --
AMERICAN NEW WORLD TRUST - SERIES III SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        7.839        --        --        --        --        --        --        --        --        --
No. of Units                4,561        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        7.825        --        --        --        --        --        --        --        --        --
No. of Units                8,691        --        --        --        --        --        --        --        --        --

Venture Opportunity A Shares

                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        ---------  --------  --------  --------  --------  --------  --------  --------  --------  --------
CORE ALLOCATION PLUS TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.030        --        --        --        --        --        --        --        --        --
No. of Units              295,029        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.014        --        --        --        --        --        --        --        --        --
No. of Units              149,766        --        --        --        --        --        --        --        --        --
CORE EQUITY TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        6.300        --        --        --        --        --        --        --        --        --
No. of Units               10,324        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        6.289        --        --        --        --        --        --        --        --        --
No. of Units                1,944        --        --        --        --        --        --        --        --        --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.686        --        --        --        --        --        --        --        --        --
No. of Units              810,066        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.671        --        --        --        --        --        --        --        --        --
No. of Units              496,535        --        --        --        --        --        --        --        --        --
FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.186        --        --        --        --        --        --        --        --        --
No. of Units               11,079        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.172        --        --        --        --        --        --        --        --        --
No. of Units                7,764        --        --        --        --        --        --        --        --        --
GLOBAL BOND TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       11.412        --        --        --        --        --        --        --        --        --
No. of Units                6,853        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       11.392        --        --        --        --        --        --        --        --        --
No. of Units                7,023        --        --        --        --        --        --        --        --        --
GLOBAL TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.510        --        --        --        --        --        --        --        --        --
No. of Units              627,553        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.495        --        --        --        --        --        --        --        --        --
No. of Units              278,523        --        --        --        --        --        --        --        --        --

Venture Opportunity A Shares

                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        ---------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INTERNATIONAL CORE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.784        --        --        --        --        --        --        --        --        --
No. of Units                   --        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.768        --        --        --        --        --        --        --        --        --
No. of Units                   --        --        --        --        --        --        --        --        --        --
INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        6.634        --        --        --        --        --        --        --        --        --
No. of Units                1,434        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        6.622        --        --        --        --        --        --        --        --        --
No. of Units                3,599        --        --        --        --        --        --        --        --        --
INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.164        --        --        --        --        --        --        --        --        --
No. of Units                3,978        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.149        --        --        --        --        --        --        --        --        --
No. of Units                2,725        --        --        --        --        --        --        --        --        --
INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       12.054        --        --        --        --        --        --        --        --        --
No. of Units              552,692        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       12.033        --        --        --        --        --        --        --        --        --
No. of Units              277,368        --        --        --        --        --        --        --        --        --
LIFESTYLE BALANCED TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.053        --        --        --        --        --        --        --        --        --
No. of Units              970,882        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.036        --        --        --        --        --        --        --        --        --
No. of Units              406,955        --        --        --        --        --        --        --        --        --
LIFESTYLE CONSERVATIVE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       10.577        --        --        --        --        --        --        --        --        --
No. of Units              191,066        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       10.558        --        --        --        --        --        --        --        --        --
No. of Units               70,395        --        --        --        --        --        --        --        --        --

Venture Opportunity A Shares

                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        ---------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LIFESTYLE GROWTH TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.531        --        --        --        --        --        --        --        --        --
No. of Units            1,011,188        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.516        --        --        --        --        --        --        --        --        --
No. of Units              575,415        --        --        --        --        --        --        --        --        --
LIFESTYLE MODERATE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.757        --        --        --        --        --        --        --        --        --
No. of Units              236,887        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.739        --        --        --        --        --        --        --        --        --
No. of Units              129,554        --        --        --        --        --        --        --        --        --
MID CAP INTERSECTION TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        7.773        --        --        --        --        --        --        --        --        --
No. of Units                   --        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        7.759        --        --        --        --        --        --        --        --        --
No. of Units                  625        --        --        --        --        --        --        --        --        --
MID CAP STOCK TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        7.783        --        --        --        --        --        --        --        --        --
No. of Units              105,189        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        7.769        --        --        --        --        --        --        --        --        --
No. of Units               38,477        --        --        --        --        --        --        --        --        --
MID CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.178        --        --        --        --        --        --        --        --        --
No. of Units              271,438        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.164        --        --        --        --        --        --        --        --        --
No. of Units              127,510        --        --        --        --        --        --        --        --        --
MONEY MARKET TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       12.583        --        --        --        --        --        --        --        --        --
No. of Units               84,078        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       12.561        --        --        --        --        --        --        --        --        --
No. of Units               93,859        --        --        --        --        --        --        --        --        --

Venture Opportunity A Shares

                           YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                          ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                         12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                        ---------  --------  --------  --------  --------  --------  --------  --------  --------  --------
MUTUAL SHARES TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.384        --        --        --        --        --        --        --        --        --
No. of Units            1,457,914        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.369        --        --        --        --        --        --        --        --        --
No. of Units              666,111        --        --        --        --        --        --        --        --        --
SMALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.289        --        --        --        --        --        --        --        --        --
No. of Units                  878        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        8.274        --        --        --        --        --        --        --        --        --
No. of Units                1,202        --        --        --        --        --        --        --        --        --
SMALL CAP INTRINSIC VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        5.775        --        --        --        --        --        --        --        --        --
No. of Units                   --        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        5.765        --        --        --        --        --        --        --        --        --
No. of Units                   --        --        --        --        --        --        --        --        --        --
SMALL CAP VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.778        --        --        --        --        --        --        --        --        --
No. of Units                   69        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        9.761        --        --        --        --        --        --        --        --        --
No. of Units                  754        --        --        --        --        --        --        --        --        --
TOTAL RETURN TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       12.304        --        --        --        --        --        --        --        --        --
No. of Units               31,805        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year       12.282        --        --        --        --        --        --        --        --        --
No. of Units               10,310        --        --        --        --        --        --        --        --        --
VALUE TRUST - SERIES I SHARES (units first credited 2-11-2008)
Venture Opportunity A-Share Contracts with No Optional Benefits
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        7.840        --        --        --        --        --        --        --        --        --
No. of Units              152,328        --        --        --        --        --        --        --        --        --
Venture Opportunity A-Share Contracts with the Annual Step Death Benefit
Value at Start of Year     12.500        --        --        --        --        --        --        --        --        --
Value at End of Year        7.826        --        --        --        --        --        --        --        --        --
No. of Units               71,098        --        --        --        --        --        --        --        --        --